UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2006 (August 16, 2006)

Retail Ventures, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-10767	20-0090238

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

3241 Westerville Road, Columbus, Ohio	43224

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(614) 471-4722

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Agreements Relating to the Sale of Securities.
     As previously reported, on August 10, 2006, Retail Ventures, Inc. (the “Company”) and DSW Inc., a controlled subsidiary of the Company (“DSW”), entered into an underwriting agreement with Lehman Brothers Inc., as underwriter, in connection with the pricing of its 6.625% Mandatorily Exchangeable Notes due September 15, 2011, or PIESSM (Premium Income Exchangeable SecuritiesSM) in the aggregate principal amount of $125,000,000 ($143,750,000 if the underwriter exercises in full its option to purchase additional PIES pursuant to the underwriting agreement). Except to the extent the Company exercises its cash settlement option, the PIES are mandatorily exchangeable, on the maturity date, into DSW Class A common shares, no par value per share, which are issuable upon exchange of DSW Class B common shares, no par value per share, beneficially owned by the Company. On August 16, 2006, in connection with the closing of the offering of the PIES, the Company entered into the following agreements:
     Indenture. The DSW Class A common shares into which the PIES are exchangeable are to be delivered pursuant to an indenture, dated as of August 16, 2006, by and between the Company and HSBC Bank USA, National Association (“HSBC”), as indenture trustee. The terms under which the PIES may be accelerated and other terms and conditions of the PIES are set forth in the indenture. The indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference. The form of global note evidencing the PIES is attached as Exhibit A to the indenture.
     Collateral Agreement. The PIES will be secured initially by a pledge by the Company of DSW Class B common shares equal to the maximum number of DSW Class A common shares deliverable by the Company upon exchange of the PIES, pursuant to a collateral agreement, dated as of August 16, 2006, by and between the Company, as pledgor, and HSBC as collateral agent, indenture trustee and securities intermediary. The collateral agreement is attached hereto as Exhibit 4.2 and incorporated herein by reference.
Amendments to the Company’s Credit Facilities.
     The Company, Value City Department Stores LLC (“VCDS”) and certain other wholly-owned subsidiaries of the Company are parties (the “Loan Parties”) to (i) an amended and restated loan and security agreement dated July 5, 2005, by and among VCDS, as lead borrower, the other borrowers named therein and the revolving credit lenders party thereto (the “VCDS Revolving Loan”) and (ii) a second amended and restated senior loan agreement dated July 5, 2005, by and among VCDS, as borrower, the guarantors named therein, the lenders party thereto and Cerberus Partners, L.P. (“Cerberus”), as agent (the “Non-Convertible Loan”). On August 16, 2006, in connection with the issuance and sale of the PIES by the Company, the Company amended or amended and restated these existing credit facilities as follows:
     Amendment of the VCDS Revolving Loan. On August 16, 2006, the Company and the Loan Parties amended the VCDS Revolving Loan to, among other things, (i) permit the issuance and sale of the PIES by the Company, (ii) permit other transactions related to the issuance of the PIES between the Company, VCDS and the other Loan Parties, and (iii) provide for the amendment and restatement of the Non-Convertible Loan, including the prepayment of the majority of the indebtedness evidenced thereby. The above description is qualified in its entirety by reference to the complete first amendment to amended and restated loan and security agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference

     Amendment and Restatement of Non-Convertible Loan. On August 16, 2006, the Company and the Loan Parties amended the Non-Convertible Loan to, among other things, (i) delete certain representations, warranties and covenants in order to permit the issuance of the PIES, (ii) provide for a reduced term loan facility in the aggregate amount of $500,000, to be evidenced by two separate $250,000 promissory notes, one payable to Cerberus and one payable to Schottenstein Stores Corporation (“SSC”), and (iii) secure the obligations of the promissory notes with the pledge to each of Cerberus and SSC of deposit accounts in the principal amount of a minimum of $250,000 plus interest. In connection with the amendment and restatement of the Non-Convertible Loan, the Company entered into the following agreements on August 16, 2006: (i) third amended and restated senior loan agreement with Cerberus; (ii) third amended and restated senior loan agreement with SSC; (iii) prepayment, covenant termination and release agreement with Cerberus, as agent for the lenders; (iv) pledge agreement with Cerberus; and (v) pledge agreement with SSC. The above description is qualified in its entirety by reference to the complete text of these agreements, copies of which are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of August 16, 2006, by and between Retail Ventures, Inc. and HSBC Bank USA, National Association, as indenture trustee

4.2	Collateral Agreement, dated as of August 16, 2006, by and between Retail Ventures, Inc., as pledgor, and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary

10.1	First Amendment to Amended and Restated Loan and Security Agreement, dated as of August 16, 2006, by and among Value City Department Stores LLC, as lead borrower, the other borrowers named therein, the revolving credit lenders party thereto and National City Business Credit, Inc., as administrative agent and collateral agent

10.2	Third Amended and Restated Senior Loan Agreement, dated as of August 16, 2006, among Value City Department Stores LLC, as borrower, and Cerberus Partners, L.P., as lender

10.3	Third Amended and Restated Senior Loan Agreement, dated as of August 16, 2006, among Value City Department Stores LLC, as borrower, and Schottenstein Stores Corporation, as lender

10.4	Prepayment, Covenant Termination and Release Agreement, dated as of August 16, 2006, by and among Value City Department Stores LLC, as borrower, the guarantors named therein, the lenders party thereto and Cerberus Partners, L.P. as agent for the lenders

10.5	Pledge Agreement, dated as of August 16, 2006, made by Retail Ventures, Inc. with and in favor of Cerberus Partners, L.P.

Exhibit Number	Description
10.6	Pledge Agreement, dated as of August 16, 2006, made by Retail Ventures, Inc. with and in favor of Schottenstein Stores Corporation
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Ventures, Inc.
By:	/s/ James A. McGrady
James A. McGrady
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: August 22, 2006

Index to Exhibits

Exhibit Number	Description
4.1	Indenture, dated as of August 16, 2006, by and between Retail Ventures, Inc. and HSBC Bank USA, National Association, as indenture trustee

4.2	Collateral Agreement, dated as of August 16, 2006, by and between Retail Ventures, Inc., as pledgor, and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary

10.1	First Amendment to Amended and Restated Loan and Security Agreement, dated as of August 16, 2006, by and among Value City Department Stores LLC, as lead borrower, the other borrowers named therein, the revolving credit lenders party thereto and National City Business Credit, Inc., as administrative agent and collateral agent

10.2	Third Amended and Restated Senior Loan Agreement, dated as of August 16, 2006, among Value City Department Stores LLC, as borrower, and Cerberus Partners, L.P., as lender

10.3	Third Amended and Restated Senior Loan Agreement, dated as of August 16, 2006, among Value City Department Stores LLC, as borrower, and Schottenstein Stores Corporation, as lender

10.4	Prepayment, Covenant Termination and Release Agreement, dated as of August 16 2006, by and among Value City Department Stores LLC, as borrower, the guarantors named therein, the lenders party thereto and Cerberus Partners, L.P. as agent for the lenders

10.5	Pledge Agreement, dated as of August 16, 2006, made by Retail Ventures, Inc. with and in favor of Cerberus Partners, L.P.

10.6	Pledge Agreement, dated as of August 16, 2006, made by Retail Ventures, Inc. with and in favor of Schottenstein Stores Corporation